UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

ALBERTO-CULVER COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-5050	36-2257936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue
Melrose Park, Illinois 60160
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 450-3000

Item 7. Financial Statements and Exhibits

The following exhibits are included herein:

Number	Description of Exhibit

99 (a)	Statement under oath of principal executive officer regarding facts and circumstances related to Exchange Act filings.

99 (b)	Statement under oath of principal financial officer regarding facts and circumstances related to Exchange Act filings.

Item 9. Regulation FD Disclosure.

On August 8, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, Howard B. Bernick, President and Chief Executive Officer of Alberto-Culver Company, and William J. Cernugel, Senior Vice President and Chief Financial Officer of Alberto-Culver Company, delivered to the Securities and Exchange Commission statements under oath regarding facts and circumstances related to filings of the Company under the Securities Exchange Act of 1934 (“Exchange Act”). The statements are attached herein as Exhibits 99 (a) and 99 (b).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ WILLIAM J. CERNUGEL
William J. Cernugel Senior Vice President, Chief Financial Officer

Dated: August 8, 2002

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ALBERTO-CULVER COMPANY

Exhibit Index

Exhibit Number	Description of Exhibit

99(a)	Statement under oath of principal executive officer regarding facts and circumstances related to Exchange Act filings.

99(b)	Statement under oath of principal financial officer regarding facts and circumstances related to Exchange Act filings.

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